Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change
Net revenues
Institutional Securities	$8,523	$7,643	$6,815	12%	25%	$25,149	$20,813	21%
Wealth Management	8,234	7,764	7,270	6%	13%	23,325	20,942	11%
Investment Management	1,651	1,552	1,455	6%	13%	4,805	4,218	14%
Intersegment Eliminations	(184)	(167)	(157)	(10%)	(17%)	(524)	(435)	(20%)
Net revenues (1)	$18,224	$16,792	$15,383	9%	18%	$52,755	$45,538	16%

Provision for credit losses	$—	$196	$79	*	*	$331	$149	122%

Non-interest expenses
Institutional Securities	$5,340	$5,364	$4,836	—%	10%	$16,315	$14,381	13%
Wealth Management	5,736	5,536	5,199	4%	10%	16,604	15,230	9%
Investment Management	1,287	1,229	1,195	5%	8%	3,795	3,495	9%
Intersegment Eliminations	(167)	(155)	(147)	(8%)	(14%)	(484)	(407)	(19%)
Non-interest expenses (1)(2)	$12,196	$11,974	$11,083	2%	10%	$36,230	$32,699	11%

Income before provision for income taxes
Institutional Securities	$3,182	$2,111	$1,911	51%	67%	$8,574	$6,308	36%
Wealth Management	2,499	2,200	2,060	14%	21%	6,650	5,687	17%
Investment Management	364	323	260	13%	40%	1,010	723	40%
Intersegment Eliminations	(17)	(12)	(10)	(42%)	(70%)	(40)	(28)	(43%)
Income before provision for income taxes	$6,028	$4,622	$4,221	30%	43%	$16,194	$12,690	28%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,468	$1,604	$1,436	54%	72%	$6,601	$4,775	38%
Wealth Management	1,889	1,700	1,568	11%	20%	5,121	4,374	17%
Investment Management	266	245	192	9%	39%	773	549	41%
Intersegment Eliminations	(13)	(10)	(8)	(30%)	(63%)	(31)	(22)	(41%)
Net Income applicable to Morgan Stanley	$4,610	$3,539	$3,188	30%	45%	$12,464	$9,676	29%
Earnings applicable to Morgan Stanley common shareholders	$4,450	$3,392	$3,028	31%	47%	$11,999	$9,236	30%

Notes:
-	Firm net revenues excluding mark-to-market gains and losses on deferred cash-based compensation plans (DCP), which represents a non‐GAAP financial measure, were: 3Q25: $17,976 million, 2Q25: $16,415 million, 3Q24: $15,144 million, 3Q25 YTD: $52,279 million, 3Q24 YTD: $45,166 million.
-	Firm compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 3Q25: $7,142 million, 2Q25: $6,819 million, 3Q24: $6,457 million, 3Q25 YTD: $21,484 million, 3Q24 YTD: $19,309 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change

Financial Metrics:

Earnings per basic share	$2.83	$2.15	$1.91	32%	48%	$7.61	$5.79	31%
Earnings per diluted share	$2.80	$2.13	$1.88	31%	49%	$7.53	$5.73	31%

Return on average common equity	18.0%	13.9%	13.1%			16.5%	13.5%
Return on average tangible common equity	23.5%	18.2%	17.5%			21.6%	18.2%

Book value per common share	$62.98	$61.59	$58.25			$62.98	$58.25
Tangible book value per common share	$48.64	$47.25	$43.76			$48.64	$43.76

Financial Ratios:

Pre-tax margin	33%	28%	27%			31%	28%
Compensation and benefits as a % of net revenues	41%	43%	44%			42%	44%
Non-compensation expenses as a % of net revenues	26%	28%	28%			27%	28%
Firm expense efficiency ratio (1)	67%	71%	72%			69%	72%
Effective tax rate	22.8%	22.7%	23.6%			22.2%	22.7%

Statistical Data:

Period end common shares outstanding (millions)	1,591	1,598	1,612	—%	(1%)
Average common shares outstanding (millions)
Basic	1,571	1,577	1,588	—%	(1%)	1,577	1,594	(1%)
Diluted	1,590	1,593	1,609	—%	(1%)	1,594	1,612	(1%)

Worldwide employees	82,398	80,393	80,205	2%	3%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change

Consolidated Balance sheet

Total assets	$1,364,806	$1,353,870	$1,258,027	1%	8%
Loans (1)	$277,307	$267,395	$239,760	4%	16%
Deposits	$405,480	$389,377	$363,722	4%	11%
Long-term debt outstanding	$324,128	$320,127	$291,224	1%	11%
Maturities of long-term debt outstanding (next 12 months)	$25,439	$23,784	$25,097	7%	1%

Average liquidity resources	$368,090	$363,389	$342,620	1%	7%

Common equity	$100,212	$98,434	$93,897	2%	7%
Less: Goodwill and intangible assets	(22,820)	(22,917)	(23,354)	—%	(2%)
Tangible common equity	$77,392	$75,517	$70,543	2%	10%

Preferred equity	$9,750	$9,750	$9,750	—%	—%

U.S. Bank Supplemental Financial Information
Total assets	$471,733	$450,798	$420,923	5%	12%
Loans	$263,296	$252,242	$224,276	4%	17%
Investment securities portfolio (2)	$132,627	$131,802	$124,551	1%	6%
Deposits	$397,927	$382,580	$357,548	4%	11%

Regional revenues
Americas	$13,663	$12,347	$11,557	11%	18%	$39,113	$34,392	14%
EMEA (Europe, Middle East, Africa)	1,939	2,142	1,828	(9%)	6%	6,372	5,525	15%
Asia	2,622	2,303	1,998	14%	31%	7,270	5,621	29%
Consolidated net revenues	$18,224	$16,792	$15,383	9%	18%	$52,755	$45,538	16%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change

Average Common Equity
Institutional Securities	$48.4	$48.4	$45.0	—%	8%	$48.4	$45.0	8%
Wealth Management	29.4	29.4	29.1	—%	1%	29.4	29.1	1%
Investment Management	10.6	10.6	10.8	—%	(2%)	10.6	10.8	(2%)
Parent Company	10.3	9.1	7.8	13%	32%	8.7	6.1	43%
Firm	$98.7	$97.5	$92.7	1%	6%	$97.1	$91.0	7%

Regulatory Capital

Common Equity Tier 1 capital	$81.3	$78.7	$73.9	3%	10%
Tier 1 capital	$90.9	$88.4	$83.7	3%	9%

Standardized Approach
Risk-weighted assets	$536.0	$523.3	$490.3	2%	9%
Common Equity Tier 1 capital ratio	15.2%	15.0%	15.1%
Tier 1 capital ratio	17.0%	16.9%	17.1%

Advanced Approach
Risk-weighted assets	$516.3	$502.6	$495.0	3%	4%
Common Equity Tier 1 capital ratio	15.7%	15.7%	14.9%
Tier 1 capital ratio	17.6%	17.6%	16.9%

Leverage-based capital
Tier 1 leverage ratio	6.8%	6.8%	6.9%
Supplementary Leverage Ratio	5.5%	5.5%	5.5%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change
Revenues:

Advisory	$684	$508	$546	35%	25%	$1,755	$1,599	10%
Equity	652	500	362	30%	80%	1,471	1,144	29%
Fixed income	772	532	555	45%	39%	1,981	1,786	11%
Underwriting	1,424	1,032	917	38%	55%	3,452	2,930	18%
Investment banking	2,108	1,540	1,463	37%	44%	5,207	4,529	15%

Equity	4,116	3,721	3,045	11%	35%	11,965	8,905	34%
Fixed income	2,169	2,180	2,003	(1%)	8%	6,953	6,487	7%
Other	130	202	304	(36%)	(57%)	1,024	892	15%

Net revenues	8,523	7,643	6,815	12%	25%	25,149	20,813	21%

Provision for credit losses	1	168	68	(99%)	(99%)	260	124	110%

Compensation and benefits	2,422	2,430	2,271	—%	7%	7,706	6,905	12%
Non-compensation expenses	2,918	2,934	2,565	(1%)	14%	8,609	7,476	15%
Total non-interest expenses	5,340	5,364	4,836	—%	10%	16,315	14,381	13%

Income before provision for income taxes	3,182	2,111	1,911	51%	67%	8,574	6,308	36%
Net income applicable to Morgan Stanley	$2,468	$1,604	$1,436	54%	72%	$6,601	$4,775	38%

Pre-tax margin	37%	28%	28%			34%	30%
Compensation and benefits as a % of net revenues	28%	32%	33%			31%	33%
Non-compensation expenses as a % of net revenues	34%	38%	38%			34%	36%

Return on Average Common Equity	19%	12%	12%			17%	13%
Return on Average Tangible Common Equity (1)	20%	12%	12%			17%	13%

Trading VaR (Average Daily 95% / One-Day VaR)	$59	$50	$46

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change
Revenues:
Asset management	$4,789	$4,411	$4,266	9%	12%	$13,596	$12,084	13%
Transactional	1,308	1,264	1,076	3%	22%	3,445	2,891	19%
Net interest income	1,991	1,910	1,774	4%	12%	5,803	5,428	7%
Other	146	179	154	(18%)	(5%)	481	539	(11%)
Net revenues (1)	8,234	7,764	7,270	6%	13%	23,325	20,942	11%

Provision for credit losses	(1)	28	11	*	*	71	25	184%

Compensation and benefits (1)	4,388	4,147	3,868	6%	13%	12,534	11,257	11%
Non-compensation expenses	1,348	1,389	1,331	(3%)	1%	4,070	3,973	2%
Total non-interest expenses	5,736	5,536	5,199	4%	10%	16,604	15,230	9%

Income before provision for income taxes	2,499	2,200	2,060	14%	21%	6,650	5,687	17%
Net income applicable to Morgan Stanley	$1,889	$1,700	$1,568	11%	20%	$5,121	$4,374	17%

Pre-tax margin	30%	28%	28%			29%	27%
Compensation and benefits as a % of net revenues	53%	53%	53%			54%	54%
Non-compensation expenses as a % of net revenues	16%	18%	18%			17%	19%

Return on Average Common Equity	25%	23%	21%			23%	19%
Return on Average Tangible Common Equity (2)	45%	41%	39%			41%	37%

Notes:
-	Wealth Management net revenues excluding DCP, which represents a non‐GAAP financial measure, were: 3Q25: $8,028 million, 2Q25: $7,470 million, 3Q24: $7,100 million, 3Q25 YTD: $22,956 million, 3Q24 YTD: $20,677 million.
-	Wealth Management compensation expenses excluding DCP, which represents a non‐GAAP financial measure, were: 3Q25: $4,166 million, 2Q25: $3,883 million, 3Q24: $3,684 million, 3Q25 YTD: $12,065 million, 3Q24 YTD: $10,884 million.
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024

Wealth Management Metrics

Total client assets	$7,054	$6,492	$5,974	9%	18%
Net new assets	$81.0	$59.2	$63.9	37%	27%
U.S. Bank loans	$173.9	$168.9	$155.2	3%	12%
Margin and other lending (1)	$27.9	$25.9	$25.7	8%	9%
Deposits (2)	$398	$383	$358	4%	11%
Annualized weighted average cost of deposits
Period end	2.72%	2.83%	2.99%
Period average	2.88%	2.81%	3.19%

Advisor-led channel

Advisor-led client assets	$5,414	$5,043	$4,647	7%	17%

Fee-based client assets	$2,653	$2,478	$2,302	7%	15%
Fee-based asset flows	$41.9	$42.8	$35.7	(2%)	17%
Fee-based assets as a % of advisor-led client assets	49%	49%	50%

Self-directed channel

Self-directed client assets	$1,639	$1,449	$1,327	13%	24%
Daily average revenue trades (000's)	1,012	983	815	3%	24%
Self-directed households (millions)	8.4	8.4	8.2	—%	2%

Workplace channel

Stock plan unvested assets	$534	$491	$461	9%	16%
Number of stock plan participants (millions) (3)	6.6	6.7	6.7	(1%)	(1%)

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change
Revenues:
Asset management and related fees	$1,534	$1,434	$1,384	7%	11%	$4,419	$4,072	9%
Performance-based income and other	117	118	71	(1%)	65%	386	146	164%
Net revenues	1,651	1,552	1,455	6%	13%	4,805	4,218	14%

Compensation and benefits	632	613	594	3%	6%	1,913	1,727	11%
Non-compensation expenses	655	616	601	6%	9%	1,882	1,768	6%
Total non-interest expenses	1,287	1,229	1,195	5%	8%	3,795	3,495	9%

Income before provision for income taxes	364	323	260	13%	40%	1,010	723	40%
Net income applicable to Morgan Stanley	$266	$245	$192	9%	39%	$773	$549	41%

Pre-tax margin	22%	21%	18%			21%	17%
Compensation and benefits as a % of net revenues	38%	39%	41%			40%	41%
Non-compensation expenses as a % of net revenues	40%	40%	41%			39%	42%

Return on Average Common Equity	10%	9%	7%			10%	7%
Return on Average Tangible Common Equity (1)	105%	97%	68%			102%	65%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024	Sep 30, 2025	Sep 30, 2024	Change

Assets Under Management or Supervision (AUM)

Net Flows by Asset Class
Equity	$(6.1)	$(2.8)	$(5.6)	(118%)	(9%)	$(13.6)	$(20.3)	33%
Fixed Income	8.4	6.8	4.4	24%	91%	18.2	8.2	122%
Alternatives and Solutions	14.2	6.8	8.5	109%	67%	28.1	25.8	9%
Long-Term Net Flows	16.5	10.8	7.3	53%	126%	32.7	13.7	139%

Liquidity and Overlay Services	24.8	(27.3)	9.3	*	167%	(21.5)	(2.3)	*

Total Net Flows	$41.3	$(16.5)	$16.6	*	149%	$11.2	$11.4	(2%)

Assets Under Management or Supervision by Asset Class
Equity	$329	$327	$316	1%	4%
Fixed Income	224	212	188	6%	19%
Alternatives and Solutions	683	636	591	7%	16%
Long‐Term Assets Under Management or Supervision	1,236	1,175	1,095	5%	13%

Liquidity and Overlay Services	571	538	503	6%	14%

Total Assets Under Management or Supervision	$1,807	$1,713	$1,598	5%	13%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2025	Jun 30, 2025	Sep 30, 2024	Jun 30, 2025	Sep 30, 2024

Institutional Securities

Loans:
Corporate	$15.9	$15.1	$15.2	5%	5%
Secured lending facilities	66.1	62.4	49.2	6%	34%
Commercial and residential real estate	12.2	12.1	11.8	1%	3%
Securities-based lending and other	9.2	8.8	7.8	5%	18%

Total Loans	103.4	98.4	84.0	5%	23%

Lending Commitments	183.7	165.4	151.9	11%	21%

Institutional Securities Loans and Lending Commitments	$287.1	$263.8	$235.9	9%	22%

Wealth Management

Loans:
Securities-based lending and other	$103.1	$99.8	$90.4	3%	14%
Residential real estate	70.8	69.1	64.9	2%	9%

Total Loans	173.9	168.9	155.3	3%	12%

Lending Commitments	18.4	19.5	18.4	(6%)	—%

Wealth Management Loans and Lending Commitments	$192.3	$188.4	$173.7	2%	11%

Consolidated Loans and Lending Commitments (1)	$479.4	$452.2	$409.6	6%	17%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of September 30, 2025
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q3 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$7,839	$239	3.0%	$(22)
Secured lending facilities	63,610	200	0.3%	25
Commercial and residential real estate	7,853	364	4.6%	3
Other	3,486	19	0.5%	(1)
Institutional Securities - HFI	$82,788	$822	1.0%	$5

Wealth Management - HFI	174,288	391	0.2%	1

Held For Investment	$257,076	$1,213	0.5%	$6

Held For Sale	11,433

Fair Value	9,962

Total Loans	278,471	1,213		6

Lending Commitments	202,141	784	0.4%	(6)

Consolidated Loans and Lending Commitments	$480,612	$1,997		$—

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)	We prepare our financial statements using U.S. GAAP. From time to time, we may disclose certain “non‐GAAP financial measures” in this document or in the course of our earnings releases, earnings and other conference calls, financial presentations, definitive proxy statements and other public disclosures. A “non‐GAAP financial measure” excludes, or includes, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. We consider the non‐GAAP financial measures we disclose to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an alternate means of assessing or comparing our financial condition, operating results and capital adequacy. These measures are not in accordance with, or a substitute for, U.S. GAAP and may be different from or inconsistent with non‐GAAP financial measures used by other companies. Whenever we refer to a non‐GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the U.S. GAAP financial measure and the non‐GAAP financial measure. We present certain non‐GAAP financial measures that exclude the impact of mark‐to-market gains and losses on DCP investments from net revenues and compensation expenses. The impact of DCP is primarily reflected in our Wealth Management business segment results. These measures allow for better comparability of period‐to‐period underlying operating performance and revenue trends, especially in our Wealth Management business segment. By excluding the impact of these items, we are better able to describe the business drivers and resulting impact to net revenues and corresponding change to the associated compensation expenses. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Executive Summary” in the 2024 Form 10‐K.
(b)	The following are considered non‐GAAP financial measures:
	-	Tangible common equity represents common shareholders’ equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction. In addition, we believe that certain ratios that utilize tangible common equity, such as return on average tangible common equity (“ROTCE”) and tangible book value per common share, also non‐GAAP financial measures, are useful for evaluating the operating performance and capital adequacy of the business period‐to‐period, respectively.
	-	ROTCE represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	Tangible book value per common share represents tangible common equity divided by common shares outstanding.
	-	Segment return on average common equity and return on average tangible common equity represent net income applicable to Morgan Stanley by segment less preferred dividends allocated to each segment, annualized as a percentage of average common equity and average tangible common equity, respectively, allocated to each segment. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).
	-	Net revenues excluding DCP represents net revenues adjusted for the impact of mark‐to‐market gains and losses on economic hedges associated with certain employee deferred cash‐based compensation plans.
	-	Compensation expense excluding DCP represents compensation adjusted for the impact related to certain employee deferred cash‐based compensation plans linked to investment performance.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

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(a)	Return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Return on average tangible common equity represents a non‐GAAP financial measure.
(c)	Book value per common share represents common equity divided by period end common shares outstanding.
(d)	Tangible book value per common share represents a non‐GAAP financial measure.
(e)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(f)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)	Liquidity Resources, which are primarily held within the Parent Company and its major operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks. The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements. Average Liquidity Resources represents the average daily balance for the three months ended September 30, 2025, June 30, 2025 and September 30, 2024.
(b)	Our goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(c)	Tangible common equity represents a non‐GAAP financial measure.
(d)	U.S. Bank refers to our U.S. Bank Subsidiaries, Morgan Stanley Bank N.A. and Morgan Stanley Private Bank, National Association, and excludes transactions between the bank subsidiaries, as well as deposits from the Parent Company and affiliates.
(e)	Firmwide regional revenues reflect our consolidated net revenues on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 22 to the consolidated financial statements included in the 2024 Form 10‐K.

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(a)	Our attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk‐based and leverage‐based capital measure, which is compared with our regulatory capital to ensure that we maintain an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time. The amount of capital allocated to the business segments is generally set at the beginning of each year and remains fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition). We define the difference between our total average common equity and the sum of the average common equity amounts allocated to our business segments as Parent Company common equity. The Required Capital framework is based on our regulatory capital requirements. We continue to evaluate our Required Capital framework with respect to the impact of evolving regulatory requirements, as appropriate. For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2024 Form 10‐K.
(b)	Our risk‐based capital ratios are computed under each of (i) the standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (“Standardized Approach”) and (ii) the applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (“Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the 2024 Form 10‐K.
(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.
(b)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.
(c)	VaR represents the unrealized loss in portfolio value that, based on historically observed market risk factor movements, would have been exceeded with a frequency of 5%, or five times in every 100 trading days, if the portfolio were held constant for one day. Further discussion of the calculation of VaR and the limitations of our VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the 2024 Form 10‐K.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics that we believe to be useful to us, investors, analysts and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Client assets represent those for which Wealth Management is providing services including financial advisor‐led brokerage, custody, administrative and investment advisory services; self-directed brokerage and investment advisory services; financial and wealth planning services; workplace services, including stock plan administration, and retirement plan services.
(b)	Net new assets represent client asset inflows, inclusive of interest, dividends and asset acquisitions, less client asset outflows, and exclude the impact of business combinations/divestitures and the impact of fees and commissions.
(c)	Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities‐based lending on non‐bank entities.
(d)	Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on our U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other deposits, and time deposits.
(e)	Annualized weighted average cost of deposits represents the total annualized weighted average cost of the various deposit products. Amounts at September 30, 2025 and June 30, 2025 include the effect of related hedging derivatives. Amounts at September 30, 2024 exclude the effect of related hedging derivatives, which did not have a material impact on the cost of deposits. The period end cost of deposits is based upon balances and rates as of September 30, 2025, June 30, 2025 and September 30, 2024. The period average is based on daily balances and rates for the period.
(f)	Advisor‐led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(g)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(h)	Fee‐based asset flows include net new fee‐based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee‐based asset flows, see Fee‐based client assets in the 2024 Form 10‐K.
(i)	Self‐directed client assets represent active accounts which are not advisor-led. Active accounts are defined as having at least $25 in assets.
(j)	Daily average revenue trades (DARTs) represent the total self‐directed trades in a period divided by the number of trading days during that period.
(k)	Self‐directed households represent the total number of households that include at least one active account with self‐directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels are included in each of the respective channel counts.
(l)	The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Stock plan unvested assets represent the market value of public company securities at the end of the period.
(m)	Stock plan participants represent total accounts with vested and/or unvested stock plan assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)	Asset management and related fees represents management and administrative fees, distribution fees, and performance‐based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on our consolidated income statement.
(b)	Performance‐based income and other includes performance‐based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance‐based income and other represents investments, investment banking, trading, net interest and other revenues as reported on our consolidated income statement.
(c)	Pre‐tax margin represents income before provision for income taxes as a percentage of net revenues.

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(a)	Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.
(b)	Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.
(c)	Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.
(d)	Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.
(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1)	The following sets forth the net revenue impact of mark‐to‐market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
			3Q25	2Q25	3Q24	3Q25 YTD	3Q24 YTD
		Net revenues	$18,224	$16,792	$15,383	$52,755	$45,538
		Adjustment for mark-to-market on DCP	(248)	(377)	(239)	(476)	(372)
		Adjusted Net revenues - non-GAAP	$17,976	$16,415	$15,144	$52,279	$45,166

		Compensation expense	$7,442	$7,190	$6,733	$22,153	$19,889
		Adjustment for mark-to-market on DCP	(300)	(371)	(276)	(669)	(580)
		Adjusted Compensation expense - non-GAAP	$7,142	$6,819	$6,457	$21,484	$19,309

	-	Compensation expense for deferred cash‐based compensation plans awards is calculated based on the notional value of the award granted, adjusted for changes in the fair value of the referenced investments that employees select. Compensation expense is recognized over the vesting period relevant to each separately vesting portion of deferred awards. The table above presents non-GAAP adjusted Compensation expense which excludes amounts recognized in Compensation expense associated with certain cash-based deferred compensation plans.
	-	We invest directly, as principal, in financial instruments and other investments to economically hedge certain of our obligations under these deferred cash‐based compensation plans. Changes in the fair value of such investments, net of financing costs, are recorded in net revenues, and included in Transactional revenues in the Wealth Management business segment. Although changes in compensation expense resulting from changes in the fair value of the referenced investments will generally be offset by changes in the fair value of investments recognized in net revenues, there is typically a timing difference between the immediate recognition of gains and losses on our investments and the deferred recognition of the related compensation expense over the vesting period. While this timing difference may not be material to our Income before provision for income taxes in any individual period, it may impact the Wealth Management business segment reported ratios and operating metrics in certain periods due to potentially significant impacts to net revenues and compensation expenses. The table above presents non-GAAP adjusted Net revenues which excludes amounts recognized in Net revenues related to mark-to-market gains and losses, net of financing costs, on investments associated with certain cash-based deferred compensation plans.

(2)	The Firm non-interest expenses by category are as follows:
			3Q25	2Q25	3Q24	3Q25 YTD	3Q24 YTD
		Compensation and benefits	$7,442	$7,190	$6,733	$22,153	$19,889
		Non-compensation expenses:
		Brokerage, clearing and exchange fees	1,141	1,188	1,044	3,551	2,960
		Information processing and communications	1,119	1,089	1,042	3,258	3,029
		Professional services	685	711	711	2,070	2,103
		Occupancy and equipment	473	459	473	1,381	1,378
		Marketing and business development	280	297	224	815	686
		Other	1,056	1,040	856	3,002	2,654
		Total non-compensation expenses (a)	4,754	4,784	4,350	14,077	12,810
		Total non-interest expenses	$12,196	$11,974	$11,083	$36,230	$32,699

	(a)	For the quarters ended September 30, 2025, June 30, 2025 and September 30, 2024 and nine months ended September 30, 2025 and 2024, Firm results included an FDIC Special Assessment of $(8) million, $(3) million, $(10) million, $(8) million and $40 million, respectively. This FDIC Special Assessment was reported in the business segments' results as follows: Institutional Securities: 3Q25: $(3) million, 2Q25: $(1) million, 3Q24: $(4) million, 3Q25 YTD: $(3) million, 3Q24 YTD: $17 million; Wealth Management: 3Q25: $(5) million, 2Q25: $(2) million, 3Q24: $(6) million, 3Q25 YTD: $(5) million, 3Q24 YTD: $23 million.

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(1)	Refer to page 1(2) End Notes from above.

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(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of September 30, 2025, June 30, 2025 and September 30, 2024, the U.S. Bank investment securities portfolio included held to maturity investment securities of $45.2 billion, $46.1 billion and $48.8 billion, respectively.

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(1)	Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q25: $457mm; 2Q25: $457mm; 3Q24: $482mm; 3Q25 YTD: $457mm; 3Q24 YTD: $482mm.

Supplemental Quantitative Details and Calculations

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(1)	The following sets forth the net revenue impact of mark-to-market gains and losses on investments associated with DCP and compensation expense impact related to DCP:
		3Q25	2Q25	3Q24	3Q25 YTD	3Q24 YTD
	Net revenues	$8,234	$7,764	$7,270	$23,325	$20,942
	Adjustment for mark-to-market on DCP	(206)	(294)	(170)	(369)	(265)
	Adjusted Net revenues - non-GAAP	$8,028	$7,470	$7,100	$22,956	$20,677

	Compensation expense	$4,388	$4,147	$3,868	$12,534	$11,257
	Adjustment for mark-to-market on DCP	(222)	(264)	(184)	(469)	(373)
	Adjusted Compensation expense - non-GAAP	$4,166	$3,883	$3,684	$12,065	$10,884

(2)	Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q25: $13,088mm; 2Q25: $13,088mm; 3Q24: $13,582mm; 3Q25 YTD: $13,088mm; 3Q24 YTD: $13,582mm.

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(1)	Wealth Management other lending included $2 billion of non-purpose securities based lending on non-bank entities in each period ended September 30, 2025, June 30, 2025 and September 30, 2024.
(2)	Wealth Management deposits details for the quarters ended September 30, 2025, June 30, 2025 and September 30, 2024, are as follows:
		3Q25	2Q25	3Q24
	Brokerage sweep deposits	$136	$133	$131
	Other deposits	262	250	227
	Total deposits	$398	$383	$358

(3)	The number of stock plan participants declined slightly in the third quarter of 2025, primarily as a result of the previously announced dispositions of the Firm’s EMEA stock plan business. The disposition is expected to complete in the fourth quarter of 2025.

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(1)	Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q25: $9,557mm; 2Q25: $9,557mm; 3Q24: $9,676mm; 3Q25 YTD: $9,557mm; 3Q24 YTD: $9,676mm.

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(1)	For the quarters ended September 30, 2025, June 30, 2025 and September 30, 2024, Investment Management reflected loan balances of $49 million, $20 million and $507 million, respectively.

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(1)	For the quarter ended September 30, 2025, the Allowance Rollforward for Loans and Lending Commitments is as follows:
		Institutional Securities	Wealth Management	Total
	Loans

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2025	$865	$406	$1,271
	Net Charge Offs	(46)	(17)	(63)
	Provision	5	1	6
	Other	(2)	1	(1)
	Ending Balance - September 30, 2025	$822	$391	$1,213

	Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2025	$772	$18	$790
	Net Charge Offs	—	—	—
	Provision	(4)	(2)	(6)
	Other	1	(1)	—
	Ending Balance - September 30, 2025	$769	$15	$784

	Loans and Lending Commitments

	Allowance for Credit Losses (ACL)
	Beginning Balance - June 30, 2025	$1,637	$424	$2,061
	Net Charge Offs	(46)	(17)	(63)
	Provision	1	(1)	—
	Other	(1)	—	(1)
	Ending Balance - September 30, 2025	$1,591	$406	$1,997

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 15, 2025.